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                                                                    EXHIBIT 24.1



                               ARTHUR ANDERSEN LLP

                                     CONSENT

         As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-17463.




                                            /s/ Arthur Andersen LLP
                                            ARTHUR ANDERSEN LLP



Orange County, California
May 27, 1997